Exhibit 99.2

On Time Express, Inc.

Pro Forma Balance Sheets (Unaudited)

	December 31, 2012				December 31, 2011
	Consolidated	Pro Forma Adjustments		Pro Forma	Consolidated	Pro Forma Adjustments		Pro Forma
	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted
Assets
Current Assets
Cash and cash equivalents	$3,678	$(12,783	) (a)	$(9,105)	$3,307	$—		$3,307
Trade accounts receivable, net of allowance	2,522,914	—		2,522,914	2,647,159	—		2,647,159
Other receivables	37,160	—		37,160	39,990	—		39,990
Receivable from On Time Logistics, Inc.	—	1,521,164	(b)	1,521,164	—	170,507	(b)	170,507
Prepaid expenses and other assets	146,806	—		146,806	114,254	(463	) (a)	113,791
Deferred tax asset	19,000	—		19,000	27,000	—		27,000
Income tax receivable	158,000	—		158,000	—	—		—

Total current assets	2,887,558	1,508,381		4,395,939	2,831,710	170,044		3,001,754

Due from stockholder	155,000	—		155,000	—	—		—
Capitalized Loan Fees, Net	—	—		—	32,661	—		32,661
Deferred Tax Asset	166,000	—		166,000	562,000	—		562,000
Property and Equipment, Net	2,915,140	(2,606,960	) (a)	308,180	3,033,299	(2,674,429	) (a)	358,870

	$6,123,698	$(1,098,579)		$5,025,119	$6,459,670	$(2,504,385)		$3,955,285

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$1,975,440	$—		$1,975,440	$2,207,360	$—		$2,207,360
Accrued expenses	169,160	—		169,160	259,102	—		259,102
Income tax liability	—	—		—	40,000	—		40,000
Current portion of capital lease obligation	2,890	—		2,890	6,385	—		6,385
Current portion of long-term debt	14,386	—		14,386	105,581	(100,999	) (c)	4,582

Total current liabilities	2,161,876	—		2,161,876	2,618,428	(100,999)		2,517,429
Long-Term Liabilities
Line of credit	1,427,514	—		1,427,514	859,965	—		859,965
Capital lease obligation, net of current portion	—	—		—	3,062	—		3,062
Long-term debt, net of current portion	53,132	—		53,132	290,993	(283,940	) (c)	7,053
Notes payable, related party	—	—		—	245,032	—		245,032

Total liabilities	3,642,522	—		3,642,522	4,017,480	(384,939)		3,632,541

Stockholders’ Equity
Controlling interest in equity
Common stock	1,000	—		1,000	1,000	—		1,000
Additional paid-in capital	1,946,218	—		1,946,218	1,946,218	—		1,946,218
Retained earnings (deficit)	(564,621)	—		(564,621)	(1,624,474)	—		(1,624,474)
Non-controlling interest in equity	1,098,579	(1,098,579	) (d)	—	2,119,446	(2,119,446	) (d)	—

Total stockholders’ equity	2,481,176	(1,098,579)		1,382,597	2,442,190	(2,119,446)		322,744

	$6,123,698	$(1,098,579)		$5,025,119	$6,459,670	$(2,504,385)		$3,955,285

(a)	Eliminate assets of On Time Logistics, Inc. a Variable Interest Entity that was not acquired
(b)	Recognize the receivable due from On Time Logistics, Inc.
(c)	Eliminate liabilities of On Time Logistics, Inc. a Variable Interest Entity that was not acquired
(d)	Eliminate the non-controlling interest in the equity of On Time Logistics, Inc. a Variable Interest Entity that was not acquired

On Time Express, Inc.

Pro Forma Statements of Operations (Unaudited)

	Year ended December 31, 2012				Year ended December 31, 2011
	Consolidated	Pro Forma Adjustments		Pro Forma	Consolidated	Pro Forma Adjustments		Pro Forma
	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted	On Time Express, Inc. and Consolidated Variable Interest Entity	On Time Logistics, Inc.		On Time Express, Inc., as adjusted
Sales	$27,865,045	$—		$27,865,045	$27,031,382	$—		$27,031,382

Cost of Sales
Cost of purchased transportation	19,339,823	—		19,339,823	19,391,502	—		19,391,502
Other direct costs	2,307,515	—		2,307,515	2,892,655	—		2,892,655

	21,647,338	—		21,647,338	22,284,157	—		22,284,157

Gross Profit	6,217,707	—		6,217,707	4,747,225	—		4,747,225

Selling, General, and Administrative Expenses
Payroll	1,438,368	—		1,438,368	1,444,265	—		1,444,265
Travel and entertainment	191,782	—		191,782	192,495	—		192,495
Marketing	1,529	—		1,529	2,862	—		2,862
Motor vehicle	61,091	—		61,091	64,787	—		64,787
Professional	441,286	(3,559	) (A)	437,727	174,259	—		174,259
General and administrative	293,683	393,355	(B)	687,038	329,173	392,655	(B)	721,828
Repairs and maintenance	7,316	—		7,316	9,322	—		9,322
Depreciation and amortization	281,672	(67,469	) (A)	214,203	334,046	(67,523	) (A)	266,523
IT and telecommunication	391,593	(463	) (A)	391,130	390,684	(1,257	) (A)	389,427
Insurance	41,598	—		41,598	18,574	—		18,574
Finance	50,384	(28	) (A)	50,356	76,031	—		76,031
Bad debt recoveries	(10,275)	—		(10,275)	(159,721)	—		(159,721)

	3,190,027	321,836		3,511,863	2,876,777	323,875		3,200,652

Other Income (Expense)
Interest income	6,256	—		6,256	4,032	—		4,032
Other income	44,896	27,000	(A)	71,896	86,837	27,000	(A)	113,837
Interest expense	(87,952)	15,703	(A)	(72,249)	(213,931)	32,066	(A)	(181,865)
Gain (loss) on disposal of assets	4,180	—		4,180	(16,407)	—		(16,407)

	(32,620)	42,703		10,083	(139,469)	59,066		(80,403)

Income Before Income Taxes	2,995,060	(279,133)		2,715,927	1,730,979	(264,809)		1,466,170
Provision for Income Taxes	(1,006,074)	—		(1,006,074)	(555,094)	—		(555,094)

Net Income	$1,988,986	$(279,133)		$1,709,853	$1,175,885	$(264,809)		$911,076

(A)	Eliminate expenses of On Time Logistics, Inc. a Variable Interest Entity that was not acquired
(B)	Recognize rent expense to On Time Logistics, Inc. a Variable Interest Entity that was not acquired